CERTIFICATION OF THE
                   CHIEF FINANCIAL OFFICER OF
                         KUBLA KHAN, INC.

In connection with the Quarterly Report of Kubla Khan, Inc. on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kristine Ramsey, Secretary/Treasurerr of Kubla Khan, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kubla Khan, Inc.

               /s/ KRISTINE RAMSEY
                ------------------------------------------
                Kristine Ramsey
                Secretary/Treasurer
                November 13, 2002